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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT






     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) - APRIL 16, 2001
                                                          ---------------



                         NORTH FORK BANCORPORATION, INC.
                         -------------------------------
             (Exact name of Registrant as specified in its charter)




 DELAWARE                         1-10458                    36-3154608
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 (State or other jurisdiction     (Commission                (IRS Employer
  of incorporation)                File Number)              Identification No.)



275 BROADHOLLOW ROAD
MELVILLE, NEW YORK                                                 11747
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(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code:             (631) 844-1004
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ITEM 5.    OTHER EVENTS

North Fork Bancorporation, Inc. issued a press release to report net income for the quarter ended March 31, 2001 of $78.4 million or diluted earnings per share of $.49, a 22% increase over net income, as adjusted, of $64.5 million or $.40 diluted earnings per share for the comparable period in the preceding year.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS




(a)      Financial Statements of the Business Acquired.
         Not Applicable


(b)      Pro Forma Financial Information
         Not Applicable


(c)      Exhibits
         99.1     Press Release dated April 16, 2001









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                                    SIGNATURE



Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: April 16, 2001









NORTH FORK BANCORPORATION, INC.


By:   /s/  Daniel M. Healy
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      Daniel M. Healy
      Executive Vice President
      Chief Financial Officer




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